Exhibit 10.11

REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement dated as of December 24, 2004 (this “Agreement”) by and among IDI Global, Inc., a Nevada corporation (the “Company”), SBI Advisors, LLC (“SBI”) and SBI Brightline X LLC (“Brightline”), with reference to the following:

A.

The Company has issued to SBI warrants (the “SBI Warrants”) to purchase an aggregate of 525,000 shares of the Company’s Common Stock, pursuant to that certain Term Loan Agreement dated as of the date hereof between the Company, SBI and Hong Kong League Central Credit Union (the “Term Loan Agreement”).

B.

The Company has agreed to sell to Brightline up to 3,428,570 shares of the Company’s Common Stock and has issued to Brightline warrants (the “Brightline Warrants” and, together with the SBI Warrants, the “Warrants”) to purchase an aggregate of 1,142,858 shares of the Company’s Common Stock, each pursuant to the terms of that certain Securities Purchase Agreement dated as of the date hereof between the Company and Brightline (the “Stock Purchase Agreement”).

C.

The Company has agreed to register the resale of the Common Stock issuable to Brightine under the Stock Purchase Agreement and to SBI and Brightline upon exercise of the Warrants on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

Definitions

(A)

As used in this Agreement, the following terms shall have the meanings:

(1)

“Affiliate” of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person.  For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities, ownership or otherwise; and the terms “controlling” and “controlled” have the respective meanings correlative to the foregoing.

(2)

“Commission” means the Securities and Exchange Commission.

(3)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

(4)

“Holders” means SBI, Brightline and any transferee or assignee of Registrable Securities that agrees to become bound by all of the terms and provisions of this Agreement in accordance with Section 8 hereof.

(5)

“Person” means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

(6)

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

(7)

“Public Offering” means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

(8)

“Registrable Securities” means the shares of Common Stock issuable to Brightine under the Stock Purchase Agreement and to SBI and Brightline upon exercise of the Warrants, and shall include all other securities of the Company issued in exchange for Registrable Securities, as a dividend on Registrable Securities or in connection with a stock split or other reorganization transaction affecting Registrable Securities; provided, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

(9)

“Registration Statement” means a registration statement of the Company filed on Form SB-2 or other applicable form as determined by the Company under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits to and other material incorporated by reference in such registration statement and Prospectus.

(10)

“Restricted Security” means any share of Common Stock except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto) or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

(11)

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

2.

Registration

As soon as practicable, but in any event no later than thirty (30) days following the date of this Agreement, the Company shall prepare and file with the Commission a Registration Statement for the purpose of registering the sale of the Registrable Securities by SBI and Brightline from time to time on the facilities of any securities exchange or trading system on which the Common Stock is then traded or in privately-negotiated transactions, which Registration Statement shall contain all material non-public information disclosed to the Purchasers by the Company in connection with the issuance and sale of the Registrable Securities.  The Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable, but in all events prior to April 1, 2005.  In the event that the filing of the Registration Statement or such effectiveness shall not take place within the time period heretofore set forth, the Company shall issue to each Holders additional shares of Common Stock and warrants in such number as shall equal 1% of the number of Registrable Securities then held by such Holder per each thirty (30) days, or part thereof, after the aforementioned time periods until the such filing and/or effectiveness, as applicable, shall take place, and all such additional shares shall be “Registrable Securities” hereunder.

3.

Obligations of the Company

In connection with the registration of the Registrable Securities, the Company shall:

(A)

Promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Holders for resales of the Registrable Securities until the earliest date, after the date on which all of the Registrable Securities have been purchased pursuant to the Stock Purchase Agreement or the obligation of Brightline to purchase the Registrable Securities pursuant to the Stock Purchase Agreement has been terminated, on which (i) all the Registrable Securities have been disposed of pursuant to the Registration Statement, (ii) all of the Registrable Securities then held by the Holders may be sold under the provisions of Rule 144 without limitation as to volume, whether pursuant to Rule 144(k) or otherwise, or (iii) the Company has determined that all Registrable Securities then held by the Holders may be sold without restriction under the Securities Act and has removed any stop transfer instructions relating to such Registrable Securities and offered to cause to be removed any restrictive legends on the certificates, if any representing such Registrable Securities (the period between the Effective Date and the earliest of such dates is referred to herein as the “Registration Period”) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(B)

The Company shall not be obligated to prepare and to file a post-effective amendment or supplement to the Registration Statement or the prospectus constituting a part thereof during the continuance of a Blackout Event; provided, however, that no Blackout Event may be deemed to exist for more than sixty (60) days.  A “Blackout Event” means any of the following: (a) the possession by the Company of material information that is not ripe for disclosure in a registration statement or prospectus, as determined reasonably and in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement or the prospectus constituting a part thereof would be materially detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the reasonable and good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be materially adversely affected by disclosure in a registration statement or prospectus at such time.  Without the express written consent of the Holders, if required to permit the continued sale of Registrable Shares by the Holders, a post-effective amendment or supplement to Registration Statement or the prospectus constituting a part thereof must be filed no later than the sixty-first (61st) day following commencement of a Blackout Event.

(C)

During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Prospectus forming part of the Registration Statement;

(D)

(i) At least five (5) days prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide (A) draft copies thereof to the Holders and reflect in such documents all such comments as the Holders (and their counsel) reasonably may propose and (B) to the Holders a copy of the accountant’s consent letter to be included in the filing and (ii) furnish to each Holder whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(E)

(i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Holders who hold a majority-in-interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(E), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(F)

As promptly as practicable after becoming aware of such event, notify each Holder of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Holder as such Holder may reasonably request;

(G)

As promptly as practicable after becoming aware of such event, notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of: (i) receipt of any request for additional information from the Commission or any other federal or state governmental authority during the Registration Period, the response to which would require any amendments or supplements to the Registration Statement or related prospectus, and take all lawful action to provide such additional information and file such amendments or supplements as are required thereby; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension; or (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and take all lawful action to effect the withdrawal, recession or removal of such suspension;

(H)

Cause all the Registrable Securities covered by the Registration Statement to be listed on the principal national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

(I)

Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(J)

Cooperate with the Holders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the registration statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holders reasonably may request and registered in such names as the Holder may request; and, within three (3) business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such registration statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

(K)

Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus that are customary under the circumstances;

(L)

Make generally available to its security holders as soon as practicable, but in any event not later than three (3) months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11 (a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(M)

In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

(N)

Furnish to the Holders (and to each underwriter, if any, of such Registrable Securities) such number of copies of prospectuses and such other documents as the Holders may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Holders pursuant to the Registration Statement;

(O)

(i) Make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company’s officers, directors and employees to supply all information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material nonpublic information shall be kept confidential and shall not be used as a basis for any market transactions in the securities of the Company by such Holders and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Holders and other parties;

(P)

In connection with any underwritten offering, make such representations and warranties to the Holders participating in such underwritten offering and to the managers, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings;

(Q)

In connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managers) addressed to the underwriters, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, subject to customary limitations);

(R)

In connection with any underwritten offering, obtain “cold comfort” letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each underwriter participating in such underwritten offering (if such underwriter has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed), in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with secondary underwritten offerings;

(S)

In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the managers, if any, and

(T)

In the event that any broker-dealer registered under the Exchange Act shall be an “Affiliate” (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD Rules”) (or any successor provision thereto)) of the Company or has a “conflict of interest” (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a “qualified independent underwriter” (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

4.

Obligations of the Holders

In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

(A)

It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request;

(B)

Each Holder by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement; and

(C)

Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(F) or 3(G), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(F) and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

(D)

In the case of an underwritten public offering of the Company’s securities, at the request of the underwriter, each Holder will agree not to publicly sell that amount of Registrable Securities as designated by the underwriter for such period (not to exceed 180 days) as also designated by such underwriter.

5.

Expenses of Registration

All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company and Holder, shall be borne by the Company.  Notwithstanding the foregoing, the Company shall be responsible for all reasonable expenses incurred by the Holders or any of their respective Affiliates, and shall promptly reimburse such parties for such expenses up to a maximum sum of $10,000, in connection with the preparation, execution and filing of any documents that are required to be filed by the Holders or any of their respective Affiliates under Sections 13 and 16 of the Exchange Act and the rules and regulations promulgated by the Commission thereunder as a result of the transactions contemplated by the Stock Purchase Agreements and Term Loan Agreement.

6.

Indemnification and Contribution

(A)

The Company shall indemnify and hold harmless each Holder and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(F) or 3(G) (provided that with respect to Section 3(G)(i), the Commission shall have taken a position that such information shall require an amendment or supplement to the Registration Statement or related prospectus), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person the notice contemplated by Section 3(F) or 3(G) and in the case of 3(G)(i) the Company has also provided reasonable evidence to such Indemnified Person that the Commission has taken a position that the requested information requires an amendment or supplement to the Registration Statement or related prospectus.

(B)

Indemnification by the Holders and Underwriters.  Each Holder agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein; provided, however, that no Holder or underwriter shall be liable under this Section 6(B) for any amount in excess of the net proceeds paid to such Holder or underwriter in respect of shares sold by it and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.  The obligations pursuant to this subsection shall survive the transfer of the Registrable Securities.

(C)

Notice of Claims, etc.  Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this Section 6 is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure.  In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof.  Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim.  If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be born exclusively by the Indemnified Party.  Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel).  The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

(D)

Contribution.  If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (A) or (B) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(D) were determined by pro rata allocation (even if the Holders or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(D).  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Holders and any underwriters in this Section 6(D) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(E)

Notwithstanding any other provision of this Section 6, in no event shall any (i) Holder be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

(F)

The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability that such Indemnified Person may otherwise have to the Company.  The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

7.

Rule 144

With a view to making available to the Holders the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to use its best efforts to:

(1)

comply with the provisions of paragraph (c) (1) of Rule 144 and

(2)

file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

8.

Assignment

The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Holders to any permitted transferee of all or any portion of such Registrable Securities only if (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

9.

Amendment and Waiver

Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders who hold a majority-in-interest of the Registrable Securities.  Any amendment or waiver affected in accordance with this Section 9 shall be binding upon each Holder and the Company.

10.

Changes in Common Stock

If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, reverse split, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

11.

Miscellaneous

(A)

A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(B)

Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by Facsimile machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by Facsimile machine or overnight courier service as follows:

(1)

if to the Company, to:

IDI Global, Inc.

462 East 800 North

Orem, Utah 84097

Attention: President

Facsimile: (801) 224-4457

(2)

if to any Holder, at such address as such Holder shall have provided in writing to the Company or as set forth on the signature page.

The Company, or any Holder may change the foregoing address by notice given pursuant to this Section 11(C).

(C)

Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(D)

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah, exclusive of its conflicts of laws and choice of laws rules that would or may cause the application of the laws of any other jurisdiction.  Each of the parties consents to the jurisdiction of the federal courts or the state courts of the State of California sitting in the City of Los Angeles, California in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

(E)

The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(F)

This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.  This Agreement supersedes all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

(G)

Subject to the requirements of Section 8 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(H)

All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(I)

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

(J)

This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original but both of which shall constitute one and the same agreement.  A facsimile transmission of this signed Agreement shall be legal and binding on the parties hereto.

(K)

Until such time as all amounts outstanding under the Term Loan Agreement shall have been repaid and satisfied by the Company, the Company shall not file a registration statement other than (1) a registration statement required by the Approved Transaction (as defined in the Securities Purchase Agreement) that is filed no sooner than the date that is six (6) months after the date the Registration Statement is filed hereunder or (2) a registration statement required in a transaction that allows a Holder to terminate the Securities Purchase Agreement pursuant to Section 5.01(h) thereof, the proceeds of which are used to repay all amounts outstanding under the Term Loan Agreement and promissory note issued thereunder.

(L)

The naming of any Holder or its assignees as an “underwriter” as required by the Commission’s March 1999 Telephone Interpretation Manual Supplement, Item 3.S, does not make any registration under this Agreement an “underwritten offering” for purposes of determining the respective obligations of the parties hereunder.

IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed and delivered on the date first above written.

IDI GLOBAL, INC., a Nevada corporation

By: /s/ ____________________________________

      Name: Kevin R. Griffith

      Title: President

Address:

SBI Advisors LLC

610 Newport Center Drive, Suite 1205
Newport Beach, CA  92660
Facsimile: (949) 679-7280

By:  /s/ ___________________________________

Name:  Shelly Singhal

Title:

Address:

SBI Brightline X LLC

610 Newport Center Drive, Suite 1205
Newport Beach, CA  92660
Facsimile: (949) 679-7280

By:  /s/ ___________________________________

Name:  Shelly Singhal

Title: